March 26, 2009

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE:	Lincoln Variable Insurance Products Trust

CIK: 0000914036

File Nos.: 811-08090 and 333-156128

Dear Ladies and Gentlemen:

Attached for filing via the EDGAR system is an amended registration statement on Form N-14 under the Securities Act of 1933, as amended, for Lincoln Variable Insurance Products Trust (“Trust”). This Form N-14 is being filed in connection with a reorganization in which the LVIP Delaware Foundation® Aggressive Allocation Fund, a series of the Trust, will acquire all of the assets of the LVIP UBS Global Asset Allocation Fund, another series of the Trust, in exchange for shares of the LVIP Delaware Foundation® Aggressive Allocation Fund and the assumption by the LVIP Delaware Foundation® Aggressive Allocation Fund of the liabilities of the LVIP UBS Global Asset Allocation Fund.

Please note that we previously filed a form of opinion to be issued by Dechert LLP regarding the tax matters of this proposed reorganization. We will provide a final tax opinion from Dechert LLP as supplemental correspondence upon the closing of the reorganization.

It is proposed that the Form N-14 become automatically effective on March 26, 2008. We anticipate that the Trust will mail the Definitive Proxy Statement/Prospectus and Notice to shareholders on or about April 2, 2009. Please call Colleen Tonn at 260-455-6918 with any questions or comments you may have regarding the enclosed Form N-14.

Sincerely,

/s/ Colleen E. Tonn

Colleen E. Tonn

Senior Counsel